===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 9, 1996


                 AmeriCredit Automobile Receivables Trust 1996-C
             (Exact name of registrant as specified in its charter)


        United States                   33-98620                88-0359494
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



 c/o AmeriCredit Financial                                         76107
      Services, Inc.                                             (Zip Code)
Attention: Chris A. Choate
     200 Bailey Avenue
     Fort Worth, Texas
   (Address of Principal
    Executive Offices)



        Registrant's telephone number, including area code (817) 882-7000



===============================================================================

         (Former name or former address, if changed since last report)


===============================================================================

Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

                  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $500,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1996-C (the "Trust") issued $48,000,000 Class A-1 5.574% Money Market Asset Backed Notes, $80,000,000 Class A-2 Floating Rate Asset Backed Notes, $40,875,000 Class A-3 6.40% Asset Backed Notes (collectively, the "Notes") and $6,125,000 6.65% Asset Backed Certificates (the "Certificates," together with the "Notes," the "Securities"), on August 9, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Securities, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of August 1, 1996, between the Trust and LaSalle National Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").


                  The Certificates were issued pursuant to a Trust Agreement attached hereto as Exhibit 4.2, dated as of August 1, 1996, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee").


                  The Securities will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated August 5, 1996 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated August 5, 1996, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and CS First Boston Corporation, as Representative of the Underwriters.

                  4.1 Indenture, dated as of August 1, 1996, between AmeriCredit Automobile Receivables Trust 1996-C and LaSalle National Bank, as Trustee and Trust Collateral Agent .

                  4.2 Trust Agreement, dated as of August 1, 1996, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

                  4.3 Sale and Servicing Agreement, dated as of August 1, 1996, among AmeriCredit Automobile Receivables Trust 1996-C, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent.

                  4.4 Note Guaranty Surety Bond, dated August 9, 1996 and delivered by Financial Security Assurance Inc.

                  4.5 Certificate Guaranty Surety Bond, dated August 9, 1996 and delivered by Financial Security Assurance Inc.

                  10.1 Receivables Purchase Agreement and Assignment, dated as of August 1, 1996, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

                  10.2 Indemnification Agreement, dated August 1, 1996, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and C.S. First Boston Corporation, as Representative of the Underwriters.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                             1996-C

                             By: AmeriCredit Financial Services, Inc., as
                                 Servicer


                             By:/s/ Daniel Berce
                                -----------------------------------
                                Name:  Daniel Berce
                                Title: Senior Vice President,
                                       Chief Financial Officer and
                                       Treasurer


Dated:  August 19, 1996

                                  EXHIBIT INDEX


Exhibit No.       Description
- -----------       -----------
1.1               Underwriting Agreement, dated August 5, 1996, among
                  AmeriCredit Financial Services, Inc., as Servicer, AFS Funding
                  Corp., as Seller, and CS First Boston Corporation, as
                  Representative of the Underwriters.

4.1               Indenture, dated as of August 1, 1996, between AmeriCredit
                  Automobile Receivables Trust 1996-C and LaSalle National Bank, as Trustee and Trust Collateral Agent .

4.2               Trust Agreement, dated as of August 1, 1996, between AFS
                  Funding Corp., as Depositor, and Bankers Trust (Delaware), as
                  Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of August 1, 1996, among AmeriCredit Automobile Receivables Trust 1996-C,
                  AmeriCredit Financial Services, Inc., as Servicer, AFS Funding
                  Corp., as Seller, and LaSalle National Bank, as Backup
                  Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated August 9, 1996 and delivered by Financial Security Assurance Inc.

4.5 Certificate Guaranty Surety Bond, dated August 9, 1996 and delivered by Financial Security Assurance Inc.

10.1              Receivables Purchase Agreement and Assignment, dated as of
                  August 1, 1996, among AmeriCredit Financial Services, Inc., as
                  Seller, and AFS Funding Corp., as Purchaser.

10.2              Indemnification Agreement, dated August 1, 1996, among
                  Financial Security Assurance Inc., as

                  Insurer, AFS Funding Corp., as Seller, and C.S. First Boston
                  Corporation, as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.